PRUDENTIAL INVESTMENT PORTFOLIOS 12

Prudential Global Real Estate Fund

Supplement dated June 10, 2016 to the

Currently Effective Prospectus and Summary Prospectus of the Fund named above (the Fund)

The Board of Trustees (the Board) of the Fund recently approved changes to the benchmarks utilized by the Fund, effective June 30, 2016.

Currently, the Fund’s primary benchmark is the S&P Developed Property Net Index, and the Fund’s secondary benchmarks are the FTSE EPRA/NAREIT Developed Real Estate Net Index and the S&P 500 Index. The Board approved the designation of the FTSE EPRA/NAREIT Developed Real Estate Net Index as the Fund’s primary benchmark, and approved the elimination of the S&P Developed Property Net Index as a benchmark for the Fund.

To reflect these changes, the Index returns table appearing in the section of the Fund’s Summary Prospectus and Prospectus entitled “Investments, Risks and Performance” is hereby deleted and replaced with the following table:

Index % (reflects no deduction for fees, expenses or taxes)
	One Year	Five Years	Ten Years
FTSE EPRA/NAREIT Developed Real Estate Net Index	15.02	11.25	N/A
S&P 500 Index	13.66	15.44	7.67
S&P Developed Property Net Index *	14.25	11.60	6.01

*The Fund no longer utilizes the S&P Developed Property Net Index for Fund performance comparisons, and instead now utilizes the FTSE EPRA/NAREIT Developed Real Estate Net Index, because the Fund’s Manager believes that the FTSE EPRA/NAREIT Developed Real Estate Net Index provides a more appropriate basis for Fund performance comparisons.

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